UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 9, 2010 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Explosion and Fires in San Bruno, California

On September 9, 2010, shortly after 6:00 P.M. (Pacific Daylight Time), an explosion occurred in San Bruno, California, a primarily residential area located in Pacific Gas and Electric Company’s (Utility) service territory just south of San Francisco.  Although the exact cause of the explosion has not been determined, a 30-inch steel gas transmission pipeline owned and operated by the Utility in this area was ruptured.  Fires ignited and spread throughout the neighborhood.  At a press conference that occurred at approximately 8:00 a.m. on September 10, 2010, various agency officials have reported that as of 8:00 a.m., the fire has been about 75 % contained.  They also have reported that 38 homes have been destroyed and approximately 7 homes have been significantly damaged.  At least 4 fatalities have been reported and emergency crews are continuing to search the area.  The number of people who have suffered injuries has not yet been determined.  The California Governor’s office has declared a state of emergency in San Mateo County, where San Bruno is located, to mobilize state emergency services and resources.

The Utility is committed to working with various regulatory agencies, including the National Transportation Safety Board and the California Public Utilities Commission, to investigate the cause of the explosion and fire.  The Utility maintains liability insurance for damages caused by fire in the approximate amount of $992 million in excess of a $10 million deductible.  Depending on the final outcome of the investigation, and if insurance recoveries are unavailable or insufficient to cover the losses, PG&E Corporation’s and the Utility’s financial condition or results of operations could be materially adversely affected.

For more information, the Utility’s public statement issued on September 9, 2010 and its most recent press release issued on September 10, 2010 are attached as Exhibits to this report.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Public Statement issued September 9, 2010
Exhibit 99.2	Pacific Gas and Electric Company Press Release dated September 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: September 10, 2010	By:	HYUN PARK
HYUN PARK Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

Dated: September 10, 2010	By:	HYUN PARK
HYUN PARK Senior Vice President and General Counsel PG&E Corporation Authorized Representative

EXHIBIT INDEX

Exhibit 99.1	Public Statement issued September 9, 2010
Exhibit 99.2	Pacific Gas and Electric Company Press Release dated September 10, 2010